                                                                    Exhibit 10.8


          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.





                              DATE: JANUARY 8, 2007




                           CRITICAL THERAPEUTICS, INC.

                                       AND

                  THE FEINSTEIN INSTITUTE FOR MEDICAL RESEARCH




                           AMENDMENT NO. 2 RELATING TO
                  THE SPONSORED RESEARCH AND LICENSE AGREEMENT
                              DATED JANUARY 1, 2003








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                           AMENDMENT NO. 2 RELATING TO
                    SPONSORED RESEARCH AND LICENSE AGREEMENT
                                     BETWEEN
                           CRITICAL THERAPEUTICS, INC.
                                       AND
                  THE FEINSTEIN INSTITUTE FOR MEDICAL RESEARCH
                              DATED JANUARY 1, 2003



THIS AMENDMENT NO. 2 is made the 8th day of January 2007.



BETWEEN:

(1)      CRITICAL THERAPEUTICS, INC., a Delaware corporation ("CTI"); and

(2) THE FEINSTEIN INSTITUTE FOR MEDICAL RESEARCH, a New York not-for-profit corporation ("FEINSTEIN")

RECITALS:

(A) CTI and Feinstein entered into a Sponsored Research and License Agreement dated January 1, 2003.

(B) The said Sponsored Research and License Agreement was modified by that certain Letter Agreement between CTI and Feinstein dated February 3, 2004, and was amended by that certain Amendment No. 1 dated June 1, 2006. The Sponsored Research and License Agreement as so modified and so amended is referred to herein as the "ORIGINAL AGREEMENT".

(C) CTI and Feinstein have agreed to amend the Original Agreement by and upon the terms of this Amendment No. 2.

OPERATIVE PROVISIONS:

1. INTRODUCTION, DEFINITIONS AND INTERPRETATION

1.1.     This Amendment No. 2 is supplemental to the Original Agreement.

1.2. In this Amendment, the expression "THIS AMENDMENT NO. 2" shall mean this Amendment No. 2, including its recitals and schedules.

1.3.     Except where expressly provided to the contrary in this Amendment No.
         2:

         1.3.1 all capitalized terms used in this Amendment No. 2 shall have the same meanings as are assigned thereto in the Original Agreement, as amended by this Amendment No. 2; and

         1.3.2 this Amendment No. 2 shall be interpreted in the same manner as the Original Agreement.

1.4. Reference to clauses and Articles herein are to clauses and Articles in the Original Agreement.



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2. AMENDMENTS

NOW THEREFORE, in consideration of the mutual covenants contained in the Original Agreement and in this Amendment No. 2 and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree that with effect from the Amendment No. 2 Date (as defined below), the Original Agreement is hereby amended as follows:

2.1. Article 1 shall be amended by insertion of the following additional definition after Article 1.2.(b).:

         "1.2.(c). AMENDMENT NO. 2 DATE" shall mean January 8, 2007."

2.2. Article 1.13 shall be deleted in its entirety and the following substituted therefor:

         "1.13.   "Research Term" shall mean the five-year period starting on the Effective Date of this Agreement and any extension of this period mutually agreed upon by CTI and North Shore."

2.3 Article 2.1 shall be deleted in its entirety and the following substituted therefor:

         "2.1     CTI Support. CTI agrees to financially support the Sponsored
Research at Feinstein for the Research Term. The amount of CTI financial support shall be:

                  First Research Year    Two Hundred Thousand Dollars
                                         ($200,000.00)

                  Second Research Year   Two Hundred Thousand Dollars
                                         ($200,000.00)

                  Third Research Year    Two Hundred Thousand Dollars
                                         ($200,000.00)

                  Fourth Research Year   One Hundred and Fifty Thousand Dollars
                                         ($150,000.00)


                  Fifth Research Year    One Hundred and Twenty Thousand Dollars
                                         ($120,000.00)


Notwithstanding anything to the contrary in this Agreement, Feinstein shall invoice CTI for (i) 100% of the financial support for the Fourth Research Year on or after January 8, 2007, (ii) 25% of the financial support for the Fifth Research Year on or after April 15, 2007, (iii) 25% of the financial support for the Fifth Research Year on or after July 15, 2007, (iv) 25% of the financial support for the Fifth Research Year on or after October 15, 2007, and (v) the balance of the financial support for the Fifth Research Year on or after January 15, 2008." CTI shall make payment by check or wire transfer to Feinstein for each invoiced amount within one (1) month of the date of CTI's receipt of any invoice issued by Feinstein pursuant to the immediately preceding sentence.

2.4 ATTACHMENT A shall be deleted in its entirety and the following substituted therefor:



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                                  "ATTACHMENT A


         RESEARCH PLAN:  CHOLINERGIC ANTI-INFLAMMATORY PATHWAY (CAP) PROGRAM

         1.       [**]

         2.       [**]

         3.       [**]

         4.       [**]

         5.       [**]

         6.       [**]

2.5. Schedule 1.7 shall be deleted in its entirety and the following substituted therefor:

                                  "SCHEDULE 1.7

                           NORTH SHORE PATENT RIGHTS


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    NORTH        CTI DOCKET        APPLICATION TITLE        COUNTRY/       APPLICATION     INVENTOR(s)      STATUS
    SHORE            NO.                                   FILE TYPE    NO., FILING DATE
   REF. NO.                                                               AND PRIORITY
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
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

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* Application is assigned to North Shore-Long Island Jewish Research Institute
and University of Pittsburgh of the Commonwealth System for Higher Education


3. NO OTHER AMENDMENT; CONFIRMATION

Save as amended by this Amendment No. 2, the parties hereto confirm that the Original Agreement shall continue in full force and effect in all respects.

4. COUNTERPARTS

This Amendment No. 2 may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Amendment
No. 2.

5. GOVERNING LAW AND JURISDICTION

This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of New York without regard to any conflict of laws provisions thereof.


IN WITNESS whereof the parties have executed and delivered this Amendment No. 2 as of the date first above written.


CRITICAL THERAPEUTICS, INC.


By: /s/ Trevor Phillips, PhD
    -----------------------------------------------
Name:  Trevor Phillips, PhD
Title: Chief Operating Officer


THE FEINSTEIN INSTITUTE FOR MEDICAL RESEARCH


By: /s/ Kirk R. Manogue, PhD
    -----------------------------------------------
Name:  Kirk R. Manogue, PhD
Title: Assistant Vice President, Technology Transfer




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